TEMPLETON INSTITUTIONAL FUNDS, INC.
TIFI EMERGING FIXED INCOME MARKETS SERIES

ANNUAL REPORT
DECEMBER 31, 1998



------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

/BULLET/ ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

/BULLET/ ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

/BULLET/ ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

-------------------------------------------------------------------------------


INVESTING IN DEVELOPING MARKETS INVOLVES SPECIAL CONSIDERATIONS, WHICH INCLUDE RISKS RELATED TO MARKET AND CURRENCY VOLATILITY, ADVERSE SOCIAL, ECONOMIC, AND POLITICAL DEVELOPMENTS, AND THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. THESE SPECIAL RISK CONSIDERATIONS ARE DISCUSSED IN THE FUND'S PROSPECTUS. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO.

December 31, 1998

(PICTURE OF UMRAN DEMIRORS APPEARS HERE.)

Umran Demirors joined the Templeton organization in 1996, and is currently executive vice president and chief investment officer for Templeton Global Bond Managers. In this position, Dr. Demirors directs all investment strategies within the Fixed Income Group and manages the portfolio team. In addition, Dr. Demirors is manager of numerous Franklin Templeton mutual funds and corporate pension accounts.

Dr. Demirors has extensive experience in analyzing international financial markets, and developed and emerging economies. Prior to joining the Templeton organization, Dr. Demirors was a principal and portfolio manager for Socimer Advisory, Inc. in New York. Prior to that, Dr. Demirors was the head of research and strategy at VestcorPartners Group in Miami, where he directed the firm's overall investment research and strategy in both fixed income and equity markets in Latin America. Dr. Demirors has also worked as a senior economic and financial consultant with IMCA Group, as an economist in the International Finance Department at the Federal Reserve Bank of New York, and as an economic consultant for Project LINK at the United Nations.

Dr. Demirors has published research on international finance, macroeconomic stabilization, macroeconometric models, and pricing models for global emerging fixed income and derivative instruments.

Dr. Demirors holds a Ph.D. and master of arts degree in economics from New York University, and a bachelor of arts degree in economics from the Bursa Academy of Economics and Business Administration in Turkey.

Dear Shareholder:

The Templeton Institutional Funds, Inc. Emerging Fixed Income Markets Series (the "Fund") reported a cumulative total return of -3.98% for the one year period ended December 31, 1998, compared to the unmanaged JP Morgan Emerging Markets Bond Index plus ("EMBI+") one year cumulative total return of -14.36%. Please remember that the Fund's performance differs from that of the index because, among other things, the index does not contain cash (the Fund generally carries a certain percentage of cash at any given time), is not managed according to any investment strategy, and includes no management or other operating expenses. Of course, one cannot invest directly in an index nor is an index representative of the Fund's portfolio.

(Insert performance chart below)

                          TOTAL RETURNS AS OF 12/31/98



                                                         One-Year            Cumulative
                                                        Average            Since Inception
                                                     Annual /1/, /2/       (06/04/97) /1/, /3/
                                                   ------------------      --------------------
TIFI Emerging Fixed Income Markets Series               -3.98%                   7.95%
JP Morgan EMBI+ 4                                      -14.36%                  -10.89%

1. The Fund's Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to an annual rate of 1.25% of average net assets through April 30, 1999. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund Administrator has agreed to make certain payments to reduce the Fund's expenses. After April 30, 1999, these agreements may end at any time upon notice to the Board. Past expense waivers and reimbursements by the Fund's Investment Manager and Fund Administrator increased the Fund's total returns. Without these fee waivers and reimbursements, the Fund's total returns would have been lower.

2. Average annual total return represents the average annual change in value of an investment over the indicated period.

3. Cumulative total return represents the change in value of an investment over the indicated periods.

4. The index is unmanaged, does not contain cash, and does not include management or other operating expenses. The index includes reinvested dividends. One cannot invest directly in an index.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified series of an investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio procedures. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page ____ of this report.

During the period under review, bond prices fell in most of the emerging market countries that comprise the JP Morgan EMBI+. Within this index, Poland was the best performer with a total return of 11.79% during the period, apparently benefiting from a sound economy and a generally favorable global interest rate environment. Other countries included in this index that generated positive returns during the period were Panama, with a total return of 3.84%; Argentina, with a total return of 3.57%; and Peru, with a total return of 2.40%./1/ Exceptions to this positive performance were Russia, Ecuador, and Venezuela, which fell -82.57%, -25.46%, and -18.43%, respectively during the period./1/ All three countries suffered from the recent decline in oil prices. Russia's poor performance followed the devaluation of the ruble and the government's default on domestic debt.

The overall performance of emerging market debt was positive during the first quarter of 1998. However, as market concerns about the Japanese economy surfaced during the second quarter, emerging market debt instruments began to sell off while U.S. Treasury bonds rallied. As we expected, the prolonged recession in Japan hurt the rest of the economies in Asia, which led to a reduced regional demand for commodities. This, in turn, suppressed export revenues of emerging market countries worldwide. During the third quarter, the emerging debt market sold off following the Russian crisis and the EMBI(+) index was down by 21%. However, during the fourth quarter, this market recovered due in part to the Federal Reserve's easing of monetary policy in the U.S., and the International Monetary Fund's (IMF) approval of a financial support package for Brazil. The Federal Reserve's action helped stabilize financial markets by providing liquidity, while the IMF's support program seemed to restore investor confidence in Brazil temporarily. Comments by then president-elect Hugo Chavez regarding future economic policy in Venezuela also helped stabilize the emerging debt market, given concerns that he would devalue the bolivar and implement populist economic measures. Furthermore, South Korea's credit rating was upgraded by Standard and Poor's, as that government's economic adjustment package contributed to an increase in hard currency reserves and hence, a strengthening of its debt repayment capacity.

The governments of Mexico and Argentina adopted measures to address the changing global environment by implementing new economic policies and making external financing arrangements. However, a slowdown in economic activity in Argentina and Mexico became apparent during the period. In our opinion, their prospects for economic growth and financial stability will depend on that of their main neighboring countries, namely the U.S. and Brazil. We expect that growth in Argentina and Mexico will also depend on the outlook for global commodity prices, the main source of export revenues for Mexico and Argentina. The latter is largely dependent on the recovery prospects for the emerging Asian economies. Fortunately, it appears that emerging Asian economies have gradually begun to recover from the steep contractions of 1998, and the focus is now on structural reform programs designed to secure this recovery over the long term.


-----------------------------------
1 Source: JP Morgan. Returns are measured in U.S. dollars.


PAGE


In our opinion, Emerging Europe will be affected positively by the formation of the European Monetary Union, as governments implement policies designed to enable their economies to meet the criteria for eventual inclusion into the Union. We believe the focus of attention will remain on macroeconomic policy stances and structural reforms, and that several economies in the region will have to implement such measures while being adversely affected by the slowdown in Russia.

In the near future, we believe the Russian economy will continue to suffer from uncertainty regarding economic policy and access to external financing. Meanwhile, we believe Brazil could continue to experience an economic slowdown if the government maintains high interest rates to defend its currency. Investor confidence in the Brazilian government's exchange rate policy remains weak as reflected by continued capital outflows and the subsequent erosion of the country's foreign reserve position. This uncertainty stems from political opposition in the Congress, which is preventing the government from moving forward with its economic reform program. Hence, we expect market volatility to continue in the near term.

The Fund had no exposure to Southeast Asia as of December 31, 1998. The Fund's exposure to oil-dependent countries was reduced during the period and exposure to Russia was kept relatively low at 2.9%. Venezuela's allocation was reduced from 25.0% as of December 31, 1997 to 0% of the Fund's total net assets as of December 31, 1998. Allocations to countries with fundamentals we believe are improving, such as Mexico and Argentina, were kept high. Mexico's allocation was increased from 12.1% of the Fund's total net assets as of December 31, 1997 to 17.9% at the end of the reporting period, and Argentina's was reduced slightly but remained relatively high at 11.9%. Peru was added to the Fund with an allocation of 5.9% of the Fund's total net assets, given economic fundamentals, which appeared relatively sound. Brazil's allocation was 9.3% as of December 31, 1998, well below the EMBI+ weighting of 22.9%. During the reporting period, the Fund had no exchange rate exposure since all of its assets were invested in U.S. dollar-denominated debt. Given recent market volatility, the Fund's focus has been on more liquid sovereign bonds and short-duration U.S. Treasury bonds. At the close of the period, Sovereign Eurobonds and Brady Bonds represented 42.3% and 21.2% of the Fund's total net assets, respectively. The Fund's holding of U.S. Treasury securities was increased to 26.2% as of December 31, 1998 from 13.7% of total net assets as of June 30, 1998. There were no holdings of corporate bonds. At the close of the period, the Fund's short-term investments and other net assets were equivalent to 11.8% of total net assets.

Looking forward, we intend to continue to focus on bonds from countries that in our analysis are experiencing positive economic growth, such as Mexico, and on those countries that we believe show strong repayment capacities, notwithstanding temporary problems. We are aware that the current volatility could affect countries that face problems of currency overvaluation, but we believe that these countries may possess long-term potential. Therefore, we will attempt to position ourselves to take advantage of sovereign bonds with deep discounts during a period when the market's pricing of sovereign risk spreads overshoots their fair-value ranges.


PAGE



Of course, global investing involves special risks, such as market and currency volatility and adverse economic, social and political developments in the countries where the Fund invests. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. In addition, the Fund may also invest in lower-rated "junk bonds," which entail greater credit risks than higher-rated bonds. These special risks and other considerations are discussed in the Fund's prospectus.

This discussion reflects our views, opinions, and portfolio holdings as of December 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

We appreciate your support, welcome your comments and look forward to serving you in the future.

Best regards,

/s/DONALD F. REED

Donald F. Reed, CFA, CIC
President
Templeton Institutional Funds, Inc.




/s/UMRAN DEMIRORS


Umran Demirors, Ph. D.
Chief Investment Officer
Executive Vice President
Templeton Global Bond Managers



PAGE



INSERT THE FOLLOWING CHARTS ON PAGES 2 AND 3 AS INDICATED

Page 2, left side callout

Geographic Distribution on 12/31/98- pie chart
(Fixed Income Assets as a Percentage of Total Net Assets)

Asia                         4.9%
Europe                      12.1%
Latin America               45.0%
North America               26.2%


Fund Asset Allocation on 12/31/98 - pie chart

Short-Term Investments and Other Net Assets          11.8%
Fixed Income                                         88.2%



Page 3, right side callout
Insert shaded box-

10 Largest Positions on 12/31/98
(Percent of Total Net Assets)

U.S. Treasury Bond, 5.25%, 11/15/28                  26.2%
United Mexican States, 8.625%, 3/12/08               17.9%
Republic of Argentina, 9.75%, 9/19/27                 7.1%
Republic of Peru, FRN, 4.00%, 3/07/17                 5.9%
Republic of Brazil, 8.00%, 4/15/14                    5.6%
Republic of Bulgaria, FRN, 6.6875%, 7/28/11           5.4%
Republic of Turkey, 144A, 10.00%, 9/19/07             4.9%
Republic of Argentina, 8.75%, 5/09/02                 4.8%
Republic of Bulgaria, FRN, 6.6875%, 7/28/24           3.8%
Republic of Brazil, 9.375%, 4/07/08                   3.7%


PAGE


Insert Graph:
Total Return Index Comparison1
$5,000,000 Investment: 06/04/97-12/31/98

TIFI Emerging Fixed Income Markets Series /1/
JP Morgan EMBI+/4/

                          TIFI-Emerging Fixed      JP Morgan Emerging
                         Income Market Series       Markets Plus

         6/4/97            $5,000,000.00            $5,000,000.00
        6/30/97            $5,005,000.00            $5,099,666.67
        7/31/97            $5,250,000.00            $5,311,302.83
        8/31/97            $5,165,000.00            $5,289,526.49
        9/30/97            $5,360,000.00            $5,451,386.00
       10/31/97            $5,260,000.00            $4,823,386.33
       11/30/97            $5,460,000.00            $5,052,497.18
       12/31/97            $5,620,979.00            $5,226,303.09
        1/31/98            $5,647,822.00            $5,215,850.48
        2/28/98            $5,739,089.00            $5,365,023.80
        3/31/98            $5,823,984.00            $5,498,612.90
        4/30/98            $5,834,931.00            $5,511,809.57
        5/31/98            $5,703,563.00            $5,323,856.86
        6/30/98            $5,605,037.00            $5,169,997.40
        7/31/98            $5,703,563.00            $5,193,262.39
        8/31/98            $4,138,094.00            $3,709,547.32
        9/30/98            $4,794,934.00            $4,072,341.05
       10/31/98            $5,189,038.00            $4,335,821.52
       11/30/98            $4,778,513.00            $4,591,201.40
       12/31/98            $4,740,762.75            $4,476,421.37


Periods ended 12/31/98






PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL HIGHLIGHTS

                                                       Year Ended December 31,
                                                       -----------------------
                                                         1998           1997+
                                                       -----------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

Net asset value, beginning of year                     $10.47          $10.00
                                                       ----------------------
Income from investment operations:
     Net investment income                                .84             .44
     Net realized and unrealized gains (losses)         (1.27)            .79
                                                       ----------------------
Total from investment operations                         (.43)           1.23
                                                       ----------------------
Less distributions from:
     Net investment income                               (.86)           (.44)
     Net realized gains                                  (.56)           (.32)
     Tax return of capital                               (.03)              -
                                                       -----------------------
Total distributions                                     (1.45)          (.76)
                                                       -----------------------
Net asset value, end of year                            $8.59         $10.47
                                                       =======================

Total return *                                          (3.98)%        12.42%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                        $1,881         $2,249
Ratios to average net assets:
     Expenses                                            1.25%          1.25%**
     Expenses, excluding waiver and
       payments by affiliate                             3.74%          6.40%**
     Net investment income                               8.55%          7.26%**
Portfolio turnover rate                                525.94%        172.62%




*Total return is not annualized.
**Annualized.
+For the period June 4, 1997 (commencement of operations) to December 31, 1997.




                       See Notes to Financial Statements.


PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 1998

                                        Principal
                                        Amount*                       Value
-------------------------------------------------------------------------------
LONG TERM SECURITIES 88.2%
ARGENTINA 11.9%
Republic of Argentina:
     8.75%, 5/09/02                         $100,000              $ 90,275
     9.75%, 9/19/27                          150,000               133,688
                                                                ----------
                                                                   223,963
                                                                ----------
BRAZIL 9.3%
Republic of Brazil:
     9.375%, 4/07/08                         100,000                69,125
     8.00%, 4/15/14                          176,642               105,907
                                                                ----------
                                                                   175,032
                                                                ----------
BULGARIA 9.2%
Republic of Bulgaria:
     FRN, 6.6875%, 7/28/11                   150,000               101,438
     FRN, 6.6875%, 7/28/24                   100,000                71,375
                                                                ----------
                                                                   172,813
MEXICO 17.9%
United Mexican States, 8.625%, 3/12/08       360,000               337,050
                                                                 ---------

PERU 5.9%
Republic of Peru, FRN, 4.00%, 3/07/17        175,000               110,688
                                                                 ---------

RUSSIA 2.9%
Minfin of Russia, Reg S, 10.00%, 6/26/07     175,000                49,875
Russia Federation, 6.625%, 12/15/15           49,940                 5,433
                                                                 ---------
                                                                    55,308
                                                                 ---------
TURKEY 4.9%
Republic of Turkey, 144A, 10.00%, 9/19/07    100,000                91,750
                                                                 ---------
UNITED STATES 26.2%
U. S. Treasury Bond, 5.25%, 11/15/28         480,000               492,149
                                                                 ---------
TOTAL LONG TERM INVESTMENTS(COST$1,853,408)                      1,658,753
                                                                 ---------
SHORT TERM INVESTMENTS (COST $177,000)9.4%
Den Danske Bank, Time Deposit                177,000               177,000
                                                                 ---------
TOTAL INVESTMENTS (COST $2,030,408)97.6%                         1,835,753
OTHER ASSETS, LESS LIABILITIES 2.4%                                 45,605
                                                                 ---------
TOTAL NET ASSETS 100.0%                                         $1,881,358
                                                                ==========


*Securities traded in U.S. dollars.


                       See Notes to Financial Statements




PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

Assets:
     Investments in securities, at value (cost $2,030,408)          $1,835,753
     Cash                                                                   31
     Receivables:
       Interest                                                         35,058
       From affiliates                                                  36,712
                                                                    ----------
         Total assets                                                1,907,554
                                                                    ----------
Liabilities:
     Accrued expenses                                                   26,196
                                                                    ----------
Net assets, at value                                                $1,881,358
                                                                    ==========

Net assets consist of:
     Net unrealized depreciation                                      (194,655)
     Accumulated net realized loss                                    (111,671)
     Capital shares                                                  2,187,684
                                                                    ----------
Net assets, at value                                                $1,881,358
                                                                    ==========

Net asset value per share ($1,881,358/218,947 shares outstanding)        $8.59
                                                                         =====





                       SEE NOTES TO FINANCIAL STATEMENTS




PAGE



TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998





Investment Income                                                      $211,888
Expenses:
     Management fees (Note 3)                         $15,136
     Administrative fees (Note 3)                       1,818
     Transfer agent fees (Note 3)                          50
     Custodian fees                                       500
     Reports to shareholders                           12,700
     Registration and filing fees                      26,134
     Professional fees                                 22,975
     Directors' fees and expenses                          80
     Other                                              1,543
                                                    ---------
          Total expenses                                                 80,936
          Expenses waived/paid by affiliate (Note 3)                    (53,908)
                                                                       --------
            Net expenses                                                 27,028
                                                                       --------
              Net investment income                                     184,860
                                                                       --------
Realized and unrealized losses:
     Net realized loss from:
          Investments                                 (28,546)
          Foreign currency transactions                  (205)
            Net realized loss                                           (28,751)
            Net unrealized depreciation on investments                 (251,468)
                                                                       --------
Net realized and unrealized loss                                       (280,219)
                                                                       --------
Net decrease in net assets resulting from operations                  $ (95,359)




                        SEE NOTES TO FINANCIAL STATEMENT



PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                               FOR THE PERIOD
                                                                                               JUNE 4, 1997
                                                                        FOR THE YEAR      (COMMENCEMENT OF OPERATIONS)
                                                                      ENDED DECEMBER 31,      TO DECEMBER 31,
                                                                           1998                    1997
                                                                  ----------------------------------------------------
Increase (decrease) in net assets:
  Operations:
     Net investment income                                             $  184,860               $   87,942
     Net realized gain (loss)from investments and
       foreign currency transactions                                      (28,751)                 104,550
     Net unrealized appreciation (depreciation) on
       investments                                                       (251,468)                  56,813
                                                                  -------------------------------------------
          Net increase (decrease) in net assets
            resulting from operations                                     (95,359)                 249,305
  Distributions to shareholders from:
     Net investment income                                               (186,928)                 (87,000)
     Net realized gains                                                  (122,344)                 (64,000)
     Tax return of capital                                                 (7,339)                       -

  Capital share transactions (Note 2):                                     44,023                2,151,000
                                                                  -------------------------------------------
          Net increase (decrease) in net assets                          (367,947)
Net assets:
  Beginning of year                                                     2,249,305                        -
                                                                  -------------------------------------------
  End of year                                                          $1,881,358               $2,249,305
                                                                  ===========================================
Undistributed net investment income included in net assets:
  End of year                                                          $        -               $      942
                                                                  ==========================================

                       SEE NOTES TO FINANCIAL STATEMENTS.


PAGE



TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Emerging Fixed Income Markets Series (the Fund) is a separate, non-diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks high total return consisting of current income and capital appreciation, by investing at least 65% of its total assets in a portfolio of "fixed income" or debt obligations of sovereign or sovereign-related entities of emerging market countries, as well as debt obligations of emerging market companies. The following summarizes the Fund's significant accounting policies.

A.    SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B.    FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C.    INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

D.    SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.




PAGE



TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.):

E.    ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2.    CAPITAL STOCK

At December 31, 1998, there were 940 million shares authorized ($0.01 par value), of which 140 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:



                                                                     YEAR ENDED DECEMBER 31,
                                                  --------------------------------------------------------------
                                                               1998                           1997*
                                                  -------------------------------- -----------------------------
                                                     SHARES           AMOUNT          SHARES         AMOUNT
                                                  -------------- ----------------- -------------- --------------
Shares sold                                             -          $       -         200,000     $2,000,000
Shares issued on reinvestment of distributions                                        14,746        151,000
                                                      4,201           44,023
                                                  -------------- ----------------- -------------- --------------
Net increase                                          4,201       $   44,023         214,746     $2,151,000
                                                  -------------- ----------------- -------------- --------------

* Commencement of sales was June 4, 1997.

Templeton Global Investors, Inc., a subsidiary of Franklin Resources, is the record owner of 100% of the Fund shares as of December 31, 1998.

3.    TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Company are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TICI of 0.70% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

 ANNUALIZED FEE
      RATE        AVERAGE DAILY NET ASSETS
----------------- ---------------------------------------------------------
0.15%             First $200 million
0.135%            Over $200 million, up to and including $700 million
0.10%             Over $700 million, up to and including $1.2 billion
0.075%            Over $1.2 billion

TICI and FT Services have agreed in advance to limit total expenses of the Fund to an annual rate of 1.25% of average daily net assets through April 30, 1999, as noted in the Statement of Operations.

Legal fees of $489 were paid to a law firm in which a partner is an officer of the Fund.


PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4.    INCOME TAXES

At December 31, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes of $2,050,364 was as follows:

          Unrealized appreciation             $    6,132
          Unrealized depreciation               (220,743)
                                             --------------
          Net unrealized depreciation         $ (214,611)
                                             --------------


5.    INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1998 aggregated $9,418,331 and $9,102,467 respectively






PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
INDEPENDENT AUDITOR'S REPORT

The Board of Directors and Shareholders
Templeton Institutional Funds, Inc. - Emerging Fixed Income Markets Series

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Emerging Fixed Income Markets Series of Templeton Institutional Funds, Inc. as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and the period from June 4, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Emerging Fixed Income Markets Series of Templeton Institutional Funds, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.


                                            /s/McGladrey & Pullen, LLP

New York, New York
January 28, 1999



PAGE




(Back Cover)

This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc., which contains more complete information, including risk factors, charges, and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.








Principal Underwriter:

FRANKLIN TEMPLETON
DISTRIBUTORS, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

Institutional Services: 1-800-321-8563
Fund Information: 1-800-362-6243

For the most current portfolio information, please call 1-800-362-6243.




ZT453  A 12/98